UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

DIME COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560
Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

631-537-1000

(Registrant’s telephone, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	DCOM	The Nasdaq Stock Market, LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the previously announced offering of $65,000,000 aggregate principal amount of 9.000% Fixed-to-Floating Rate Subordinated Notes due 2034 (the “Notes”) to be issued by Dime Community Bancshares, Inc. (the “Company”), the Company and Wilmington Trust, National Association, as trustee, entered into a Second Supplemental Indenture dated as of June 28, 2024 (the “Supplemental Indenture”) to the Indenture dated as of May 6, 2022 (the “Base Indenture” and, together with the Supplemental Indenture, the “Base Indenture”), providing for the issuance of the Notes.

The Notes initially shall bear interest at an initial rate of 9.000% per annum, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2024. The last interest payment date for the fixed rate period will be July 15, 2029. From and including July 15, 2029 to, but excluding July 15, 2034 or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to the Benchmark rate (which is expected to be Three-Month Term SOFR), each as defined in and subject to the provisions of the Indenture, plus 495.1 basis points, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2029. Notwithstanding the foregoing, if the Benchmark rate is less than zero, the Benchmark rate shall be deemed to be zero.

The Company may redeem the Notes at such times and at the redemption prices as provided for in the Indenture.

The Base Indenture and the Supplemental Indenture (including the form of Notes) are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-264390) filed by the Company. A copy of the opinion of Squire Patton Boggs (US) LLP relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On June 28, 2024, the Company issued a press release announcing the closing of its offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated May 6, 2022, between Dime Community Bancshares, Inc. and Wilmington Trust National Association, as trustee (included as exhibit to previously filed Form 8-K, dated May 6, 2022).

4.2	Second Supplemental Indenture, June 28, 2024, between Dime Community Bancshares, Inc. and Wilmington Trust National Association, as trustee.

4.3	Form of 9.000% Fixed-to-Floating Rate Subordinated Notes due 2034 (included in Exhibit 4.2).

5.1	Opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.1).

99.1	Press Release dated June 28, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2024	Dime Community Bancshares, Inc.

	By:	/s/ Avinash Reddy
	Name:	Avinash Reddy
	Title:	Senior Executive Vice President and Chief Financial Officer